SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)

                                       of the

                           Securities Exchange Act of 1934

                  Date of Report (Date of Earliest Event Reported):

                                  February 23, 1994

                                     HOLNAM INC.

                  State of Delaware -- Commission File No. 1-104-67

                     IRS Employer Identification No. 38-29437350

                 6211 North Ann Arbor Road, Dundee, Michigan 48131

                           Telephone No.: (313) 529-4314.







          The Exhibit Index is located on page .
          The total number of pages is .





          ITEM 5. OTHER EVENTS.



               On February 23, 1994 Holnam Inc. announced that on February

          22, 1994 its 95% majority stockholder, Holderbank Financiere

          Glaris Ltd., completed a pending merger which increased its equity ownership of Holnam to 100 percent. Additional details are set forth on the attached public announcement (EXHIBIT A).





                                     SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HOLNAM INC.

                                         /s/ Robert J, Moir

                                         Robert J. Moir
                                         Vice President and Secretary
                                         (A duly authorized signatory of
                                         the Company)



          DATED: February 23, 1994





                                    EXHIBIT INDEX


          Exhibit Table
             Number Exhibit                                            Page
          -----------------------------------------------------------------

               28        Exhibit A - Company's Press Release
                         dated February 23, 1994.